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                                                                   EXHIBIT 10.30

                            STOCK PURCHASE AGREEMENT

                  This Stock Purchase Agreement (this "Agreement") is made as of the date set forth on the signature page below by and between Lithium Technology Corporation, a Delaware corporation (the "Company"), and each of the individuals (individually an "Investor" and collectively the "Investors") whose signature is affixed below who is subscribing for shares of the Company's common stock indicated below his name on the signature page hereof (the "Shares").

         1. Purchase and Sale of Shares. (A) Upon the execution of this Agreement, the Investor will purchase from the Company, and the Company will sell and issue to the Investor, the Shares that the Investor elects to purchase. The purchase price to be paid by the Investor for the Shares is $0.10 per share.

         (B) In connection with the purchase and sale of the Shares hereunder the Investor represents and warrants to the Company that:

                  (1) The Investor understands that (A) the Shares have not been registered under the Securities Act, nor qualified under the securities laws of any other jurisdiction, (B) the Shares constitute "restricted securities" for purposes of the Securities Act of 1933, as amended (the "Securities Act"), (C) the Shares cannot be resold unless they subsequently are registered under the Securities Act and qualified under applicable state securities laws, unless the Company determines that exemptions from such registration and qualification requirements are available, and (D) the Investor has no right to require such registration or qualification;

                  (2) The Shares to be acquired by the Investor pursuant to this Agreement will be acquired for the Investor's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

                  (3) The Investor has substantial knowledge and experience in financial and business matters, has specific experience making investment decisions of a similar nature, and is capable, without the use of a financial advisor, of utilizing and analyzing the information made available in connection with the acquisition of the Shares and of evaluating the merits and risks of an investment in the Shares. The Investor has complete knowledge of the Company's current financial and operating condition and has reviewed: (i) the Company's SEC reports for the year ended December 31, 1998 and the quarter ended March 31, 1999,
         (ii) the Company's Confidential Private Placement Memorandum dated June 3, 1999, and (iii) the Company's unaudited balance sheet as of June 30, 1999. The Investor acknowledges and agrees that he has received confidential, non-public information from the Company in connection with this investment and accordingly, (i) the investor shall maintain the confidentiality of such information and, (ii) the investor shall not buy or sell securities of the Company on the basis of such information except for the purchase of the Shares pursuant to the Agreement.

                  (4) The Investor understands that his investment in the Shares is subject to significant economic risk, including the relative illiquidity resulting from the fact that the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or an exemption from registration is available;

                  (5) The Investor has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and has had full access to such other information concerning the Company as the Investor has requested;



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                  (6) The Investor is an "accredited investor" within the
         meaning of Regulation D under the Securities Act;

                  (7) The Investor is a resident and domiciliary of the state or other jurisdiction hereinafter set forth below the Investor's signature and the Investor has no present intention of becoming a resident of any other state or jurisdiction; and

                  (8) The Investor has not received and is not relying upon any written offering literature or prospectus and has not received and is not relying upon any oral representations.

         (C) In connection with the purchase and sale of the Shares hereunder the Company represents and warrants to the Investor that:

                  (1) The Company is a corporation duly organized under the laws of the State of Delaware. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (D) The closing of the purchase and sale of the Shares (the "Closing") shall take place on the date of this Agreement (the "Closing Date").

                  (1) The following shall be delivered by the Company to the Investor on the Closing Date: Certificate for the Shares.

                  (2) The following shall be delivered by the Investor to the Company on the Closing Date: The purchase price by check, wire transfer, bank draft or money order.

         2. Shares Subject to Legend. The Investor acknowledges that the certificate evidencing the Shares shall be imprinted with a customary restrictive legend consistent with the Securities Act and applicable state securities laws.

         3. Miscellaneous.

         (A) Upon its acceptance by the Company, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Investor and the Investor's executors or administrators, personal representatives, heirs, legatees and distributees. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         (B) This Agreement is governed by and shall be construed in accordance with the laws of the State of Pennsylvania excluding any conflict-of-laws rule or principle that might refer the governance or the construction of this Agreement to the law of another jurisdiction.

         (C) This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof between the parties and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the latest date written below.



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INVESTOR'S NAME: __________________     INVESTOR'S NAME: __________________
No. of Shares of Common Stock: ____     No. of Shares of Common Stock: ____
Aggregate Consideration: $ ________     Aggregate Consideration: $ ________

______________________________          ______________________________
Investor Signature                      Investor Signature
Address: __________________________     Address: __________________________

___________________________________     ___________________________________

___________________________________     ___________________________________
Social Security No.: ______________     Social Security No.: ______________



INVESTOR'S NAME: __________________     INVESTOR'S NAME: __________________
No. of Shares of Common Stock: ____ No. of Shares of Common Stock: ____ Aggregate Consideration: $ ________ Aggregate Consideration: $ ________

______________________________          ______________________________
Investor Signature                      Investor Signature
Address: __________________________     Address: __________________________

___________________________________     ___________________________________

___________________________________     ___________________________________
Social Security No.: ______________     Social Security No.: ______________


INVESTOR'S NAME: __________________     INVESTOR'S NAME: __________________
No. of Shares of Common Stock: ____ No. of Shares of Common Stock: ____ Aggregate Consideration: $ ________ Aggregate Consideration: $ ________

______________________________          ______________________________
Investor Signature                      Investor Signature
Address: __________________________     Address: __________________________

___________________________________     ___________________________________

___________________________________     ___________________________________
Social Security No.: ______________     Social Security No.: ______________


ACCEPTED THIS __ DAY OF JULY, 1999 BY:

                         LITHIUM TECHNOLOGY CORPORATION

By: ____________________________________
    Name: ______________________________
    Title:______________________________